UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                  VALCOM, INC.

               (Exact name of Registrant as specified in charter)


       DELAWARE                        000-28416                 58-1700840
(State  or  other  jurisdiction     (Commission File Number)    (IRS Employer
of  incorporation)                                              Identification
                                                                Number)

                           26030  AVENUE  HALL,  STUDIO  5
                              VALENCIA,  CALIFORNIA
                    (Address  of  principal  executive  offices)



       Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

A.) The Directors voted unanimously to restructure the price of existing options and warrants that the Company has granted to certain individuals and employees pertaining to contributing services and other items to the Company to be no lower than $0.25 each. This action has become necessary due to certain conditions of a settlement agreement with a major creditor.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

Not  applicable.

(B)  PRO  FORMA  FINANCIAL  INFORMATION

Not  applicable.

(C)  EXHIBITS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May  25,  2004  VALCOM,  INC.



By:     /s/  Tracey  Eland
   ----------------------------
        Tracey  Eland
        Secretary  and  Treasurer